EXHIBIT 10.1

EXECUTION VERSION

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

PROMISSORY NOTE

Date of Issuance
$15,000,000.00	August 17, 2021

FOR VALUE RECEIVED, Dave Inc., a Delaware corporation (the “Borrower”), hereby promises to pay Alameda Research Ventures LLC (the “Lender”), the principal sum of fifteen million dollars ($15,000,000) (the “Principal”), together with interest thereon from the date of this Note. Interest shall accrue at a rate equal to the applicable short term federal rate, compounded annually. The Principal and accrued interest shall be due and payable by Borrower on demand by Lender at any time after the one (1) year anniversary of the date hereof.

1. Payment. All payments shall be made in lawful money of the United States of America at the principal office of the Borrower, or at such other place as the holder hereof may from time to time designate in writing to the Borrower. Payment shall be credited first to Costs (as defined below), if any, then to accrued interest due and payable and the remainder applied to Principal. Prepayment of Principal, together with accrued interest, may be made without Lender’s written consent. The Borrower hereby waives demand, notice, presentment, protest and notice of dishonor. Notwithstanding the foregoing, the Borrower and the Lender agree that, contingent on and concurrent with the discharge of the Lender’s obligation to fund the Subscription, as such term is defined in that certain Subscription Agreement, dated as of June 7, 2021 (as amended, the “Subscription Agreement”) by and between Lender and VPC Impact Acquisition Holdings III, Inc. (the “Company”) pursuant to the terms thereof, the obligations of Borrower to repay the Principal under this Note shall be considered discharged and fully repaid upon the issuance of the Subscribed Shares (as defined in the Subscription Agreement) in accordance with the terms of the Subscription Agreement, and the accrued interest due as of such time shall be paid by Borrower to Lender concurrently with such discharge.

2. Security. This Note is a general unsecured obligation of the Borrower.

3. Priority. This Note is subordinated in right of payment to all indebtedness of the Borrower arising under that certain Financing Agreement, dated as of January 27, 2021 (as amended and restated or modified from time to time, the “Senior Agreement”) between Dave OD Funding I, LLC, the Borrower (as guarantor), the lenders party thereto and Victory Park Management, LLC (as administrative agent and collateral agent) (the “Agent”), whether existing on the date hereof or hereafter arising (the “Senior Debt”). The Borrower hereby agrees, and by accepting this Note the Lender hereby acknowledges and agrees, that so long as any Senior Debt remains outstanding, (i) upon notice from the Agent to the Borrower and the Lender that an event of default, or any event which the giving of notice or the passage of time or both would constitute an event of default, has occurred under the terms of the Senior Agreement (a “Default Notice”), the Borrower shall not make, and the Lender shall not receive or retain, any payment made under this Note, and (ii) if any payment is made in violation of this Section, the Lender shall promptly deliver the same to the Agent in the form received, with any endorsement or assignment necessary for the transfer of such payment from the Lender to the Agent, to be either (in the Agent’s sole discretion) held as cash collateral securing the Senior Debt or applied in reduction of the Senior Debt and, until so delivered, the Lender shall hold such payment in trust as the property of the Agent. Nothing in this Section shall preclude or prohibit the Lender from receiving and retaining any payment hereunder unless and until the Lender has received a Default Notice (which shall be effective until waived in writing by the Agent).

4. Representations and Warranties of the Borrower. In connection with the transactions provided for herein, the Borrower hereby represents and warrants to the Lender that:

4.1 Organization, Good Standing and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

4.2 Authorization. All corporate action has been taken on the part of the Borrower, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note. The Borrower has taken all corporate action required to make all the obligations of the Borrower reflected herein the valid and enforceable obligations they purport to be.

5. Representations and Warranties of the Lender. In connection with the transactions provided for herein, Lender hereby represents and warrants to the Borrower that:

5.1 Authorization. This Note constitutes Lender’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to availability of specific performance, injunctive relief or other equitable remedies.

5.2 Purchase Entirely for Own Account. Lender acknowledges that this Note is issued to Lender in reliance upon Lender’s representation to the Borrower that the Note will be acquired for investment for Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Note, Lender further represents that Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Note.

5.3 Disclosure of Information. Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire this Note. Lender further represents that it has had an opportunity to ask questions and receive answers from the Borrower regarding the terms and conditions of the offering of this Note.

5.4 Investment Experience. Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Note. If other than an individual, Lender also represents it has not been organized solely for the purpose of acquiring this Note.

5.5 Accredited Investor. Lender is an “accredited investor” within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”).

5.6 Restricted Securities. Lender understands that this Note is characterized as a “restricted security” under the federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, each Lender represents that it is familiar with Rule 144 as promulgated by the SEC under the Act, as presently in effect (“Rule 144”), and understands the resale limitations imposed thereby and by the Act.

5.7 Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, Lender further agrees not to make any disposition of all or any portion of this Note without the prior consent of the Borrower and, in any event, unless and until the transferee has agreed in writing for the benefit of the Borrower to be bound by this Section 5 and:

(a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) Lender shall have notified the Borrower of the proposed disposition and shall have furnished the Borrower with a detailed statement of the circumstances surrounding the proposed disposition.

5.8 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

6. Defaults and Remedies.

6.1 Events of Default. The following events shall be considered Events of Default with respect to this Note:

(a) The Borrower shall default in the payment of any part of the Principal or unpaid accrued interest on the Note for more than thirty (30) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

(b) The Borrower shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Borrower in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Borrower, or of all of any substantial part of the properties of the Borrower, or the Borrower or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Borrower; provided that, notwithstanding anything herein to the contrary, no transaction in which Borrower merges with or into any other person or entity shall be deemed a breach of this provision or otherwise give rise to an Event of Default;

(c) Within thirty (30) days after the commencement of any proceeding against the Borrower seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within thirty (30) days after the appointment without the consent or acquiescence of the Borrower of any trustee, receiver or liquidator of the Borrower or of all or any substantial part of the properties of the Borrower, such appointment shall not have been vacated; or

(d) The Borrower shall fail to observe or perform any other obligation to be observed or performed by it under this Note within thirty (30) days after written notice from the Lender to perform or observe the obligation.

6.2 Remedies. Upon the occurrence of an Event of Default under Section 6.1 hereof, at the option and upon the declaration of the Lender, the entire unpaid Principal and accrued and unpaid interest on this Note shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the Lender may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

7. Miscellaneous.

7.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however that the Borrower may not assign its obligations under this Note without the written consent of the Holder. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

7.2 Governing Law. This Note shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

7.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Note.

7.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

7.5 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Lender agrees to indemnify and to hold harmless the Borrower from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, partners, employees or representatives is responsible. The Borrower agrees to indemnify and hold harmless Lender from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Borrower or any of its officers, employees or representatives is responsible.

7.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.7 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.8 Exculpation of Lender. Lender acknowledges that it is not relying upon any person, firm or corporation, other than the Borrower and its officers and directors, in making its investment or decision to invest in the Borrower. Lender agrees that neither Lender nor the respective controlling persons, officers, directors, partners, agents or employees of any Lender shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with this Note.

7.9 Indemnity; Costs, Expenses and Attorneys’ Fees. The Borrower shall indemnify and hold Lender harmless from any loss, cost, liability and legal or other expense, including attorneys’ fees of Lender’s counsel, which Lender may directly or indirectly suffer or incur by reason of the failure of the Borrower to perform any of its obligations under this Note, any agreement executed in connection herewith or therewith, any grant of or exercise of remedies with respect to any collateral at any time securing any obligations evidenced by this Note, or any agreement executed in connection herewith (collectively, “Costs”), provided, however, the indemnity agreement contained in this section shall not apply to liabilities which a Lender may directly or indirectly suffer or incur by reason of Lender’s own gross negligence or willful misconduct.

7.10 Further Assurance. From time to time, the Borrower shall execute and deliver to Lender such additional documents and shall provide such additional information to the Lender as Lender may reasonably require to carry out the terms of this Note, and any agreements executed in connection herewith.

7.11 Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

7.12 Entire Agreement; Amendments and Waivers. This Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Borrower and the Lender. Any waiver or amendment effected in accordance with this Section shall be binding upon each future holder of all such securities, and the Borrower.

7.13 Officers and Directors not Liable. In no event shall any officer or director of the Borrower be liable for any amounts due and payable pursuant to this Note.

[Signature Page Follows]

DAVE INC.

By:	/s/Kyle Beilman
Name: Kyle Beilman
Title: CFO

ACKNOWLEDGED AND AGREED:

ALAMEDA RESEARCH VENTURES LLC

By:	/s/Sam Bankman-Fried
Name: Sam Bankman-Fried
Title: CEO